Exhibit 10.2
First Amendment to Tissue Recovery Agreement between Osteotech, Inc. and
Community Blood Center d/b/a Community Tissue Services
     This First Amendment to the Tissue Recovery Agreement dated as of March 1, 2006 (the “Agreement”) between Osteotech, Inc., a Delaware corporation with offices 51 James Way, Eatontown, New Jersey 07724 (“Osteotech”), and Community Blood Center d/b/a Community Tissue Services, an Ohio nonprofit organization with offices at 349 South Main Street, Dayton, Ohio 45402-2715 (“CTS”), is effective as of February 14, 2007 (the “Amendment Effective Date”). Capitalized terms used and not otherwise defined in this First Amendment have the meanings set forth in the Agreement.
     WHEREAS, the parties wish to amend the Agreement with regard to the amount of Bone Tissue that CTS will deliver to Osteotech.
     NOW, THEREFORE, in consideration of the mutual covenants exchanged herein, the parties agree as follows:
1.	Section 1.1.1 (c) of the Agreement is hereby amended to delete the second sentence and replace it with “CTS shall endeavor to provide a minimum of ***** units of donor Bone Tissue per calendar month.”

2.	Exhibit C, Tissue Reimbursement Fee Schedule, is hereby amended to change the fee to $*** per unit of donor Bone Tissue as permitted under Section 1.1.2. of the Agreement.
     IN WITNESS WHEREOF, the parties have hereunto set their hands as of the Amendment Effective Date.

Osteotech, Inc.			Community Blood Center d/b/a Community Tissue Services

By:		/s/ Sam Owusu-Akyaw	By:	/s/ Julia M. Belden

	Name:	Sam Owusu-Akyaw		Name:	Julia M. Belden

	Title:	Chief Executive Officer		Title:	Chief Financial Officer